AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT, dated as of October 18, 2005 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT (the “Purchase Agreement”) dated as of April 29, 2005, is made by and among The Wet Seal, Inc., a Delaware corporation, with headquarters located at 26972 Burbank, Foothill Ranch, California 92610 (the “Company”) and the undersigned purchaser of Preferred Shares and Warrants (the “Purchaser”) under the Purchase Agreement. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Purchase Agreement shall be used herein as therein defined.

A. Pursuant to the Purchase Agreement, the Buyers purchased from the Company the Preferred Shares and Warrants, upon the terms and subject to the conditions set forth therein.

B. Pursuant to Section 10(e) of the Purchase Agreement, any provision of the Purchase Agreement may be amended with the written consent of the Company and the Majority Buyers, and any such amendment shall be binding on all Buyers and holders of Securities, as applicable.

C. The parties hereto now desire to amend the Purchase Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT. Section 4(s) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“Sales by Officers and Directors. Until the later of (i) the Trigger Date and (ii) 180 Trading Days after the Closing Date, the Company shall not, directly or indirectly, permit any officer or director of the Company or any of its Subsidiaries to sell any Class A Common Stock pursuant to a contract, instruction or plan in accordance with Rule 10b5-1 of the 1934 Act, except pursuant to a registration statement on Form S-3 for the registration of 250,000 shares of restricted Class A Common Stock granted to Henry D. Winterstern.”

2. MISCELLANEOUS

(a) Effective Time. Upon the execution hereof by the Company and the Majority Buyers, this Amendment shall become effective as of the date first written above.

(b) General. The provisions of Section 10 of the Purchase Agreement shall apply to this Amendment, except that references therein to the Purchase Agreement shall be deemed references to the Purchase Agreement as amended by this Amendment.

(c) Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

IN WITNESS WHEREOF, each of the Company and the Buyer has caused its signature page to this Amendment to be duly executed and delivered as of the date first written above.

COMPANY

THE WET SEAL, INC.

By: /s/ Joel N. Waller
Name: Joel N. Waller
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, each of the Company and the Buyer has caused its signature page to this Amendment to be duly executed and delivered as of the date first written above.

S.A.C. CAPITAL ASSOCIATES, LLC

By: S.A.C. Capital Advisors, LLC

By: /s/ Peter Nussbaum
Name: Peter Nussbaum
Title: General Counsel

IN WITNESS WHEREOF, each of the Company and the Buyer parties listed below has caused its signature page to this Amendment to be duly executed and delivered as of the date first written above.

PRENTICE CAPITAL PARTNERS QP, LP

By: Prentice Capital GP, LLC, its general partner

By: /s/ Michael Weiss
Name: Michael Weiss
Title: Managing Director

PRENTICE CAPITAL PARTNERS, LP

By: Prentice Capital GP, LLC, its general partner

By: /s/ Michael Weiss
Name: Michael Weiss
Title: Managing Director

PRENTICE CAPITAL OFFSHORE, LTD

By: Prentice Capital Management, LP, the Investment Manager

By: /s/ Michael Weiss
Name: Michael Weiss
Title: CFO

GPC XLIII, LLC

By: Prentice Capital Management, LP, its advisor

By: /s/ Michael Weiss
Name: Michael Weiss
Title: CFO

IN WITNESS WHEREOF, each of the Company and the Buyer parties listed below has caused its signature page to this Amendment to be duly executed and delivered as of the date first written above.

/s/ Charles Phillips
Mr. Charles Phillips

UBS FINANCIAL SERVICES AS CUSTODIAN FBO CHARLES G. PHILLIPS ROLLOVER IRA

By: /s/ Charles Phillips
Name: Charles Phillips
Title: